Transactions with related parties	12 Months Ended
Dec. 31, 2022
Disclosure of transactions between related parties [abstract]
Transactions with related parties
27. Transactions with related parties
Roche Holding AG
Novartis has two agreements with Genentech, Inc., United States (Genentech), and one agreement with Spark Therapeutics, Inc., United States (Spark). Both companies are subsidiaries of Roche Holding AG (Roche), which were indirectly included in the consolidated financial statements using equity accounting until November 3, 2021, when Novartis entered into an agreement with Roche to divest its 33.3% of Roche voting shares. On December 6, 2021, Novartis divested its investment in Roche, on which date Roche ceased to be a related party (see Notes 2 and 4).
Lucentis
Novartis has licensed from Genentech/Roche the exclusive rights to develop and market Lucentis outside the United States for indications related to diseases of the eye. Novartis pays royalties on the net sales to third parties of Lucentis products outside the United States. From January 1, 2021 until December 6, 2021, Lucentis sales of USD 2.0 billion (2020: USD 1.9 billion) were recognized by Novartis.
Xolair
Novartis and Genentech/Roche are co-promoting Xolair in the United States, where Genentech/Roche records all sales. Novartis records sales outside the United States.
Novartis markets Xolair and records all sales and related costs outside the United States as well as co-promotion costs in the US. Genentech/Roche and Novartis share the resulting profits from sales in the United States, Europe and other countries, according to agreed profit-sharing percentages. From January 1, 2021 until December 6, 2021, Novartis recognized total sales of Xolair of USD 1.3 billion (2020: USD 1.3 billion), including sales to Genentech/Roche for the United States market.
Luxturna
In 2018, Novartis entered into an exclusive licensing and commercialization agreement and a supply agreement with Spark for Luxturna outside the United States. The agreements include regulatory and sales milestones as well as royalties payable to Spark on ex-US sales. On December 17, 2019, Roche acquired Spark.
The net income for royalties, cost sharing and profit sharing arising out of the Lucentis, Xolair and Luxturna agreements with Roche totaled USD 188 million from January 1, 2021 until December 6, 2021 (net income in 2020: USD 217 million).
Furthermore, Novartis has several patent license, supply and distribution agreements with Roche.
Novartis Pension Fund
In 2018, a Group subsidiary provided an uncommitted overnight credit facility to the Novartis Pension Fund, Switzerland, for up to USD 500 million with interest at the US Federal Funds Rate. This credit facility was not utilized during the current and past years.
Executive Officers and Non-Executive Directors compensation
At December 31, 2022, there were 11 Executive Committee members (“Executive Officers”). During 2022, 5 Executive Officers stepped down. At December 31, 2021, there were 12 Executive Officers. During 2021, 3 Executive Officers stepped down. At December 31, 2020, there were 13 Executive Officers.
The total compensation for Executive Committee members and the 15 Non-Executive Directors (14 in 2021 and 14 in 2020) using the Group’s accounting policies for equity-based compensation and pension benefits was as follows:
	Executive Officers			Non-Executive Directors			Total

(USD millions)	2022	2021	2020	2022	2021	2020	2022	2021	2020

Cash and other compensation	25.0	20.3	25.6	4.6	4.7	4.6	29.6	25.0	30.2

Post-employment benefits	2.8	2.5	2.7				2.8	2.5	2.7

Equity-based compensation	42.6	37.3	41.1	4.8	5.2	5.2	47.4	42.5	46.3

Total	70.4	60.1	69.4	9.4	9.9	9.8	79.8	70.0	79.2

During 2022, there was an increase in the IFRS compensation expense for executive officers compared to 2021, driven by accelerated expenses (cash and other compensation and equity-based compensation) required under IFRS for the executive members who stepped down in 2022, in accordance with their employment contracts and the relevant incentive plan terms, compared to the accelerated expenses due to executive officers who stepped down in 2021.
During 2021, the IFRS compensation expense decreased due to one role less at the ECN, and lower cash and equity compensation attributable to former ECN members, partially offset by the net increase of the IFRS compensation expense of current ECN members.
The Annual Incentive award, which is fully included in equity-based compensation even when paid out in cash, is granted in January in the year following the reporting period.
The disclosures on Board and executive compensation required by the Swiss Code of Obligations and in accordance with the Swiss Ordinance against Excessive Compensation in Stock Exchange Listed Companies are shown in the Compensation Report of the Group.
Transactions with former members of the Board of Directors
During 2022, 2021 and 2020, the following payments (or waivers of claims) were made to former Board members or to “persons closely” linked to them:
	Currency	2022	2021	2020

Dr. Krauer	CHF		60 000	60 000

Dr. Alex Krauer, was an Honorary Chairman of Novartis and was entitled to an amount of CHF 60 000 for annual periods from one AGM to the next. This amount was fixed in 1998 upon his departure from the Board in 1999. The last payment under this arrangement was in 2021.